                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 2006, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-132080) and related Prospectus of Synchronoss Technologies, Inc. for the registration of 8,740,000 shares of its common stock.





/s/ Ernst & Young LLP
----------------------------


MetroPark, New Jersey
May 26, 2006